Exhibit 10.9

Execution Copy

STOCK PURCHASE AGREEMENT

DATED AS OF AUGUST 10, 2004

between

Beaver Developments Limited

Tong Ren Ltd.

Tecsun Ltd.

Masterful Solutions Inc.

Sesame Seed Group Limited

Standard International Holdings Ltd.

as Sellers

and

Watchdata Technologies Ltd.

as Purchaser

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of August 10, 2004, is made by and between (i) Beaver Developments Limited, Tong Ren Ltd., Tecsun Ltd., Masterful Solutions Inc., Sesame Seed Group Limited and Standard International Holdings Ltd. (each a “Seller” and collectively the “Sellers”)) and (ii) Watchdata Technologies Ltd. (the “Purchaser”).

RECITALS

WHEREAS the Sellers collectively own 100% of the issued and outstanding shares of capital stock (the “Shares”) of Strategic Triumph Limited, a company organized under the laws of the British Virgin Islands (the “Company”); and

WHEREAS the Sellers desire to sell the Shares to the Purchaser, and the Purchaser desires to purchase the Shares from the Sellers, against issuance of ordinary shares of the Purchaser in an offshore transaction in reliance on Regulation S under the U.S. Securities Act of 1933 (“Regulation S”).

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF THE SHARES

SECTION 1.01. Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), each Seller shall sell and transfer all of its right, title and ownership in, to and of the Shares to the Purchaser, and the Purchaser shall purchase and accept such transfer of the Shares from each Seller.

SECTION 1.02. Issuance of Shares by the Purchaser as Consideration. In consideration for the transfer of the Shares by each Seller, the Purchaser shall issue, pursuant to an offshore transaction in reliance on Regulation S, to each Seller the following number of the Purchaser’s fully paid and non-assessable ordinary shares (the “Listco Shares”):

(i) Beaver Developments Limited: 10,302,000 Listco Shares;

(ii) Tong Ren Ltd.: 9,120,840 Listco Shares;

(iii) Tecsun Ltd.: 6,766,658 Listco Shares;

(iv) Masterful Solutions Inc.: 3,090,909 Listco Shares;

(v) Sesame Seed Group Limited: 2,515,486 Listco Shares; and

(vi) Standard International Holdings Ltd.: 2,204,106 Listco Shares.

The aggregate number of Listco Shares issued to the Sellers shall be 33,999,999.

ARTICLE II

CLOSING

SECTION 2.01. Closing. The closing of the transfer and delivery of all documents and instruments necessary to consummate the transactions contemplated by this Agreement (the “Closing”) shall be held at such other place as the Purchaser and the Sellers may agree at 10:00 a.m. on the Business Day upon which all the conditions to Closing set forth in Article III have been met or waived or such other date as the Purchaser and the Sellers may agree in writing (the date of the Closing being herein referred to as the “Closing Date”). For purposes of this section, “Business Day” means any day other than a Saturday, Sunday or any other day on which banks located in jurisdiction in which any Seller, the Purchaser or the Company is incorporated are authorized to close.

SECTION 2.02. Actions at Closing. The following actions shall take place at or prior to the Closing Date:

(a) The Purchaser’s title to and interest in the Shares shall be properly recorded, and the Purchaser shall be registered in the Company’s share register as the sole owner of 100% of the Shares.

(b) The Listco Shares shall be validly and duly issued to the Sellers and, except for the one ordinary share of the Purchaser that was taken by Mapcal Limited on July 22, 2004, shall represent 100% of the issued and outstanding ordinary shares of the Purchaser. Each Seller’s title to and interest in its Listco Shares shall be properly recorded, and each Seller shall be registered in the Purchaser’s share register as the owner of such Seller’s Listco Shares.

ARTICLE III

CONDITIONS PRECEDENT

SECTION 3.01. Conditions to Each Party’s Obligations. The respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to the satisfaction of the following conditions:

(a) The representations and warranties of the other parties set forth in Article IV shall be true and correct in all material respects as of the Closing Date.

(b) There shall not be in effect any law or order or judgment of any governmental authority of competent jurisdiction restraining, enjoining or otherwise preventing consummation of the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of Each Seller. Each Seller represents to the Purchaser that:

(a) Due Organization. Such seller is duly organized, validly existing and is in good standing under the laws of its organization, with full power and authority to sell the Shares owned by such Seller.

(b) Authority Relative to this Agreement. This Agreement has been duly and validly authorized, executed and delivered by such Seller, and constitutes the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms.

(c) No consents. No consent, approval, authorization or order of, or filing with, any governmental authority is required to be obtained or made by such Seller for the execution and delivery of this Agreement, nor for the carrying out of any of the transactions contemplated herein, except for any such consent, approval, authorization or order of, or filing with, any governmental authority that has been heretofore obtained or made.

(d) Absence of Conflict. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein by such Seller do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with the giving of notice or the passage of time or both would constitute a default) or require any consent which has not been obtained under any contract, instrument, agreement, license or permit to which such Seller is a party or by which it or its properties or assets may be bound, or violate or conflict with any provision of any constituent document of such Seller or any statute, rule, regulation or order applicable to such Seller or any of its properties.

(e) Title to the Shares; No Encumbrance. Such Seller has, and immediately prior to the Closing Date will have, good and valid title to the Shares to be transferred by it hereunder, free and clear of all liens, encumbrances, equities or claims. Upon delivery of the Shares to be transferred by it hereunder and payment therefor pursuant to this Agreement, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Purchaser. The Shares transferred by all of the Sellers to the Purchaser hereunder constitute 100% of the issued and outstanding shares of capital stock of the Company. There are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, the Shares or any other class of capital stock of the Company.

(f) Subsidiaries. The Company owns 100% of the equity interest in both Beijing Watch Data System Co., Ltd. (“Beijing Watchdata”) and Watchdata Technologies Pte. Ltd. (“Singapore Watchdata”). There are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from Beijing Watchdata or Singapore Watchdata (as applicable), or obligations of Beijing Watchdata or Singapore Watchdata (as applicable) to issue, any class of capital stock of Beijing Watchdata or Singapore Watchdata (as applicable). Beijing Watchdata owns 49% of the equity interest in Beijing Watch Smart Technologies Ltd.

(g) No Operations. The Company has not conducted any business or engaged in any operations since the date of its incorporation, other than owning the shares of Beijing Watch Data System Co., Ltd. and Watchdata Technologies Pte. Ltd.

(h) No Material Adverse Change. Since December 31, 2003, there has not been any material adverse change in or affecting the general affairs, business prospects, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries.

SECTION 4.02. Representations and Warranties of the Purchaser. The Purchaser represents to each Seller that:

(a) Due Organization. The Purchaser is duly organized, validly existing and is in good standing under the laws of Cayman Islands, with full power and authority to purchase and acquire the Shares and to issue the Consideration Shares.

(b) Authority Relative to this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

(c) No consents. No consent, approval, authorization or order of, or filing with, any governmental authority is required to be obtained or made by the Purchaser for the execution and delivery of this Agreement, nor for the carrying out of any of the transactions contemplated herein, except for any such consent, approval, authorization or order of, or filing with, any governmental authority that has been heretofore obtained or made.

(d) Absence of Conflict. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein by the Purchaser do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with the giving of notice or the passage of time or both would constitute a default) or require any consent which has not been obtained under any contract, instrument, agreement license or permit to which the Purchaser is a party or by which it or its properties or assets may be bound, or violate or conflict with any provision of any constituent document of the Purchaser or any statute, rule, regulation or order applicable to the Purchaser or any of its properties.

(e) Validity of Listco Shares. At Closing, the Listco Shares shall be validly and duly issued, fully paid and non-assessable. Except for the one ordinary share of the Purchaser that was taken by Mapcal Limited on July 22, 2004, the Listco Shares shall represent 100% of the issued and outstanding ordinary shares of the Purchaser.

ARTICLE V

COVENANTS

Subject to the terms and conditions of this Agreement, each party hereby covenants and agrees as follows:

SECTION 5.01. Closing. Each party shall use reasonable best efforts to cause the satisfaction of the conditions precedent to Closing as promptly as possible.

SECTION 5.02. Notification. Each party shall promptly notify the other parties of any litigation, arbitration or administrative proceeding pending or, to such party’s knowledge, threatened against such party which challenges or, if adversely determined, could materially affect the transactions contemplated hereby.

SECTION 5.03. No Inconsistent Action. No party shall take any action that is materially inconsistent with its obligations under this Agreement.

SECTION 5.04. Filings. As promptly as practicable after the execution of this Agreement, each party shall use its reasonable efforts to obtain, and to co-operate with the other parties in obtaining, any approvals and consents required by applicable law, and to take all reasonable actions to avoid the entry of any order or decree by any governmental authority prohibiting the consummation of the transactions contemplated hereby and shall furnish to the other parties all such information in its possession as may be necessary for the completion of the notifications to be filed by the other parties.

SECTION 5.05. Additional Matters and Further Assurances. (a) Each Seller agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws in order to sell and convey to the Purchaser, and to record the Purchaser’s title to and interest in, the Shares sold by such Seller hereunder, including using all commercially reasonable efforts to obtain all necessary waivers, consents and approvals.

(b) The Purchaser agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws in order to issue to each Seller, and to record each Seller’s title to and interest in, such Seller’s Listco Shares, including using all commercially reasonable efforts to obtain all necessary waivers, consents and approvals.

ARTICLE VI

TERMINATION

SECTION 6.01. Termination of Agreement. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a) by mutual written agreement of the Sellers and the Purchaser; or

(b) by either the Sellers or the Purchaser if any of the conditions set forth in Article III shall have become incapable of fulfillment or cure and shall not have been waived by such party, provided that such party is not then in breach of this Agreement.

SECTION 6.02. Procedure and Effect of Termination. (a) If this Agreement is terminated under Section 6.01, written notice thereof shall forthwith be given to the other parties, and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned without further action by any party.

(b) If this Agreement is terminated as provided herein, then:

(i) each party shall, upon request, return all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same; and

(ii) each party shall be released from future performance and no party shall have any liability or further obligation to any other party resulting from such termination.

The provisions of this Section 6.02 shall survive the termination of this Agreement.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01. Survival of Representations, Warranties and Agreements. The representations and warranties of each of the Sellers and the Purchaser in this Agreement shall survive the Closing Date.

SECTION 7.02. Assignment. No party shall convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the prior express written consent of each other party. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted assigns.

SECTION 7.03. Amendment; Waiver; Remedies. This Agreement may be modified or amended only by a written agreement signed by each of the Sellers and the Purchaser. A waiver of any default, breach or non-compliance under this Agreement is not effective unless in writing and signed by the party to be bound by the waiver. No waiver shall be inferred from or implied by any failure to act or delay in acting by a party in respect of any default, breach or non-observance or by anything done or omitted to be done by the other party. The waiver by a party of any default, breach or non-compliance under this Agreement shall not operate as a waiver of such party’s rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature). Upon any default by the Purchaser, on one hand, or by the Sellers, on the other hand, the Sellers or the Purchaser, as the case may be, may proceed to protect their respective rights by appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Agreement or to enforce any and all other legal rights.

SECTION 7.04. Entire Agreement. This Agreement contains the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

SECTION 7.05. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.

SECTION 7.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7.07. Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby as long as the remaining provisions do not materially alter the relations among the parties.

SECTION 7.08. Expenses. Each party shall bear its own expenses incurred in connection with the negotiation, preparation, execution and closing of this Agreement and the transaction provided for hereby.

IN WITNESS HEREOF, the parties have caused this Stock Purchase Agreement to be duly executed as of the date first written above.

Beaver Developments Limited

By:	/s/ TSANG WING MING TONY
Name:	TSANG WING MING TONY
Title:	DIRECTOR

Tong Ren Ltd.

By:
Name:
Title:

Tecsun Ltd.

By:
Name:
Title:

Masterful Solutions Inc.

By:
Name:
Title:

Sesame Seed Group Limited

By:
Name:
Title:

Standard International Holdings Ltd.

By:
Name:
Title:

Watchdata Technologies Ltd.

By:
Name:
Title:

IN WITNESS HEREOF, the parties have caused this Stock Purchase Agreement to be duly executed as of the date first written above.

Beaver Development Limited

By:
Name:
Title:

Tong Ren Ltd.

By:	/s/ Wang Youjun
Name:	Wang Youjun
Title:	Chairman

Tecsun Ltd.

By:
Name:
Title:

Masterful Solutions Inc.

By:	/s/ Wang Youjun
Name:	Wang Youjun
Title:	Director

Sesame Seed Group Limited

By:	/s/ Ke Lin
Name:	Ke Lin
Title:	President

Standard International Holdings Ltd.

By:	/s/ Ke Lin
Name:	Ke Lin
Title:	Director

Watchdata Technologies Ltd.

By:	/s/ Wang Youjun
Name:	Wang Youjun
Title:	Chairman

IN WITNESS HEREOF, the parties have caused this Stock Purchase Agreement to be duly executed as of the date first written above.

Beaver Development Limited

By:
Name:
Title:

Tong Ren Ltd.

By:
Name:
Title:

Tecsun Ltd.

By:	/s/ Liu Junfeng
Name:	Liu Junfeng
Title:	Chairman

Masterful Solutions Inc.

By:
Name:
Title:

Sesame Seed Group Limited

By:
Name:
Title:

Standard International Holdings Ltd.

By:
Name:
Title:

Watchdata Technologies Ltd.

By:
Name:
Title: